77Q1(a)(1)

Certificate of Correction to Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated July 9, 2014 (filed electronically as Exhibit 99 (a)(23) to Form 485B Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on October 28, 2014, File No. 33-19589, effective November 1, 2014, and incorporated herein by reference).